EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Apr-05                                                          30-Apr-05

   Distribution Date:         BMW Vehicle Owner Trust 2004-A           Period #
   25-May-05                  ------------------------------                 12

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

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   Balances
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                                                                              Initial         Period End
      Receivables                                                      $1,500,120,934       $918,202,053
      Reserve Account                                                      $9,683,915        $15,960,671
      Yield Supplement Overcollateralization                              $10,287,158         $6,162,933
      Class A-1 Notes                                                    $313,000,000                 $0
      Class A-2 Notes                                                    $417,000,000       $152,205,343
      Class A-3 Notes                                                    $470,000,000       $470,000,000
      Class A-4 Notes                                                    $256,312,000       $256,312,000
      Class B Notes                                                       $33,521,000        $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                                  $961,252,437
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
             Receipts of Scheduled Principal                              $23,958,714
             Receipts of Pre-Paid Principal                               $18,342,324
             Liquidation Proceeds                                            $464,344
             Principal Balance Allocable to Gross Charge-offs                $285,002
          Total Receipts of Principal                                     $43,050,385

          Interest Distribution Amount
             Receipts of Interest                                          $3,589,100
             Servicer Advances                                               $159,573
             Reimbursement of Previous Servicer Advances                           $0
             Accrued Interest on Purchased Receivables                             $0
             Recoveries                                                       $56,174
             Net Investment Earnings                                          $33,063
          Total Receipts of Interest                                       $3,837,911

          Release from Reserve Account                                             $0

      Total Distribution Amount                                           $46,603,293

      Ending Receivables Outstanding                                     $918,202,053

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                $610,615
      Current Period Servicer Advance                                        $159,573
      Current Reimbursement of Previous Servicer Advance                           $0
      Ending Period Unreimbursed Previous Servicer Advances                  $770,188

   Collection Account
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      Deposits to Collection Account                                      $46,603,293
      Withdrawals from Collection Account
          Servicing Fees                                                     $801,044
          Class A Noteholder Interest Distribution                         $2,060,302
          First Priority Principal Distribution                                    $0
          Class B Noteholder Interest Distribution                            $98,328
          Regular Principal Distribution                                  $42,744,902
          Reserve Account Deposit                                                  $0
          Unpaid Trustee Fees                                                      $0
          Excess Funds Released to Depositor                                 $898,718
      Total Distributions from Collection Account                         $46,603,293


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   Excess Funds Released to the Depositor
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          Release from Reserve Account                                       $748,036
          Release from Collection Account                                    $898,718
      Total Excess Funds Released to the Depositor                         $1,646,753

   Note Distribution Account
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      Amount Deposited from the Collection Account                        $44,903,532
      Amount Deposited from the Reserve Account                                    $0
      Amount Paid to Noteholders                                          $44,903,532

   Distributions
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      Monthly Principal Distributable Amount                          Current Payment     Ending Balance Per $1,000        Factor
      Class A-1 Notes                                                              $0                 $0      $0.00         0.00%
      Class A-2 Notes                                                     $42,744,902       $152,205,343    $102.51        36.50%
      Class A-3 Notes                                                              $0       $470,000,000      $0.00       100.00%
      Class A-4 Notes                                                              $0       $256,312,000      $0.00       100.00%
      Class B Notes                                                                $0        $33,521,000      $0.00       100.00%

      Interest Distributable Amount                                   Current Payment         Per $1,000
      Class A-1 Notes                                                              $0              $0.00
      Class A-2 Notes                                                        $305,422              $0.73
      Class A-3 Notes                                                      $1,045,750              $2.23
      Class A-4 Notes                                                        $709,130              $2.77
      Class B Notes                                                           $98,328              $2.93



   Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover   Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                       $0                 $0         $0
      Class A-2 Interest Carryover Shortfall                                       $0                 $0         $0
      Class A-3 Interest Carryover Shortfall                                       $0                 $0         $0
      Class A-4 Interest Carryover Shortfall                                       $0                 $0         $0
      Class B Interest Carryover Shortfall                                         $0                 $0         $0


   Receivables Data
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                                                                     Beginning Period         Ending Period
      Number of Contracts                                                      52,454             51,232
      Weighted Average Remaining Term                                           40.04              39.12
      Weighted Average Annual Percentage Rate                                   4.68%              4.67%

      Delinquencies Aging Profile End of Period                         Dollar Amount         Percentage
          Current                                                        $841,443,136             91.64%
          1-29 days                                                       $65,363,934              7.12%
          30-59 days                                                       $8,636,385              0.94%
          60-89 days                                                       $1,433,765              0.16%
          90-119 days                                                        $600,955              0.07%
          120-149 days                                                       $723,878              0.08%
          Total                                                          $918,202,053            100.00%
          Delinquent Receivables +30 days past due                        $11,394,983              1.24%



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      Write-offs
          Gross Principal Write-Offs for Current Period                      $285,002
          Recoveries for Current Period                                       $56,174
          Net Write-Offs for Current Period                                  $228,828

          Cumulative Realized Losses                                       $2,694,511


      Repossessions                                                     Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                 $1,555,801                 70
          Ending Period Repossessed Receivables Balance                    $1,439,689                 65
          Principal Balance of 90+ Day Repossessed Vehicles                  $182,859                  9



   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                     $6,468,416
      Beginning Period Amount                                              $6,468,416
      Ending Period Required Amount                                        $6,162,933
      Current Period Release                                                 $305,483
      Ending Period Amount                                                 $6,162,933
      Next Distribution Date Required Amount                               $5,864,574

   Reserve Account
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      Beginning Period Required Amount                                    $16,708,707
      Beginning Period Amount                                             $16,708,707
      Net Investment Earnings                                                 $33,063
      Current Period Deposit                                                       $0
      Current Period Release to Collection Account                                 $0
      Current Period Release to Depositor                                    $748,036
      Ending Period Required Amount                                       $15,960,671
      Ending Period Amount                                                $15,960,671

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